                        NOTICE OF GUARANTEED DELIVERY

                           SF HOLDINGS GROUP, INC.

                              OFFER TO EXCHANGE
                                  ALL OF ITS
           12 3/4% SERIES B SENIOR SECURED DISCOUNT NOTES DUE 2008
                          FOR ALL OF ITS OUTSTANDING
           12 3/4% SERIES A SENIOR SECURED DISCOUNT NOTES DUE 2008

   This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if
(i) certificates for the Company's (as defined below) 12 3/4% Series A Senior Secured Discount Notes due 2008 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof must also be received by the Exchange Agent prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                The Exchange Agent For The Exchange Offer Is:
                             The Bank Of New York

  By Registered or Certified Mail        Facsimile Transmissions:         By Hand Or Overnight Delivery
                                       (Eligible Institutions Only)
        The Bank of New York                                                  The Bank of New York
       101 Barclay Street, 7E                 (212) 571-3080                   101 Barclay Street
      New York, New York 10286                                           Corporate Trust Services Window
    Attn: Reorganization Section           Confirm By Telephone:                  Ground Level
           George Johnson                     (212) 815-3687                New York, New York 10286
                                                                          Attn: Reorganization Section,
                                           For Information Call:                 George Johnson
                                              (212) 815-3687

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

   THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

   The undersigned hereby tenders to SF Holdings Group, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount of Old Notes
Tendered for Exchange: $
                        -----------------------

Name(s) of Registered Holder(s):
                                ---------------------------------------------

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Old Note Certificate No.(s)
(if available):
               --------------------------------

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   ----------------------

Date:
     ------------------------------------


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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs personal representatives, successors and assigns of the undersigned.
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     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5: 00 P.M.,
                   NEW YORK CITY TIME, ON           , 1998
                    UNLESS THE EXCHANGE OFFER IS EXTENDED.
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
                               PLEASE SIGN HERE

X
 -----------------------------------     ------------------------
X
 -----------------------------------     ------------------------
   Signature(s) of Owner(s)              Date
   or Authorized Signatory

Area Code and Telephone Number:
                               ------------------------------------------

Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please printname(s) and address(es)

Name(s):
             ------------------------------------------------------------------

             ------------------------------------------------------------------
Capacity:
             ------------------------------------------------------------------
Address(es):
             ------------------------------------------------------------------

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                                3

             THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or loaning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

   The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



----------------------------------------------    ----------------------------
           Name of Firm                               Authorized Signature

----------------------------------------------    ----------------------------
             Address                                          Title

----------------------------------------------    ----------------------------
             Zip Code                                (Please Type or Print)

Area Code and Telephone No.                       Dated:
                           -------------------          ----------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.
CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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